UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2008

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Cord Blood America, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-50746	65-1078768
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

501 Santa Monica Blvd., Suite 770, Santa Monica, CA  90401

(Address of Principal Executive Office) (Zip Code)

(310) 432-4090

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

On March 4, 2008, Cord Blood America Inc. publicly disseminated a press announcing the advertising agreement between BAM Racing and Rainmakers International (a wholly owned subsidiary of Cord Blood America, Inc.), as described by CEO Matthew Schissler of Cord Blood America, Inc.  The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.60 hereto.

On March 5, 2008, Cord Blood America Inc. publicly disseminated a press announcing the testimonial of CEO Greg Smith of Mountain State Blue Cross Blue Shield regarding the preservation of his granddaughter’s cord blood cells. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.61 hereto.

Item 9.01.

Financial Statements and Exhibits

99.60    Press Release – Advertising Agreement 3/04/2008

99.61    Press Release – Testimonial 3/05/2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

By:	/s/ Matthew L. Schissler
Matthew L. Schissler, Chief Executive Officer

Date:  March 10, 2008